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                                                                    EXHIBIT 23.1

                [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 19, 1997, on our audit of the consolidated financial statements of Medallion Financial Corp., and to all references to our Firm included in this registration statement.


                                           /s/ Arthur Andersen LLP

                                           ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 27, 1997